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                            KEMPER-DREMAN FUND, INC.
                            SUPPLEMENT TO PROSPECTUS
                               DATED MAY 1, 1996
                           -------------------------
                               KEMPER EUROPE FUND
                            SUPPLEMENT TO PROSPECTUS
                              DATED APRIL 19, 1996
                           -------------------------
                              KEMPER HORIZON FUND
                            SUPPLEMENT TO PROSPECTUS
                            DATED SEPTEMBER 10, 1996
                           -------------------------

NAME CHANGE

     Kemper-Dreman High Return Fund, a series of Kemper-Dreman Fund, Inc., has changed its name to Kemper-Dreman High Return Equity Fund.

INVESTMENT MANAGER

     Kemper Financial Services, Inc., the investment manager for Kemper Horizon Fund and Kemper Europe Fund, has changed its name to Zurich Kemper Investments, Inc. ("ZKI"). ZKI is an indirect subsidiary of Zurich Insurance Company, an internationally recognized company providing services in life and non-life insurance, reinsurance and asset management. See "Investment Manager and Underwriter" in the prospectus.
     With respect to Kemper Europe Fund and Kemper Horizon Fund, Zurich Investment Management Limited ("ZIML"), 1 Fleet Place, London, U.K. EC4M 7RQ, an affiliate of Zurich Kemper Investments, Inc. ("ZKI"), the Fund's investment manager, is a sub-adviser for the Fund. ZIML has served as sub-adviser for mutual funds since December, 1996 and investment adviser for certain institutional accounts since August, 1988. Under the terms of the Sub-Advisory Agreement between ZIML and ZKI for Kemper Horizon Fund, ZIML renders investment advisory and management services with regard to such portion of the Fund's portfolio as may be allocated to ZIML by ZKI from time to time for management of foreign securities, including foreign currency transactions and related investments. Under the terms of the Sub-Advisory Agreement between ZIML and ZKI for Kemper Europe Fund, ZIML renders investment advisory and management services with regard to such portion of the Fund's portfolio as may be allocated to ZIML by ZKI from time to time for management, including services related to foreign securities, foreign currency transactions and related investments. ZKI pays ZIML a sub-advisory fee, payable monthly at the annual rate of .35% of the portion of the average daily net assets of each Fund allocated by ZKI to ZIML for management. ZIML is an indirect subsidiary of Zurich Insurance Company.
     With respect to Kemper-Dreman Fund, Inc., Christian C. Bertelsen and Steven
T. Stokes have been the portfolio co-managers of the Kemper-Dreman Small Cap Value Fund since July, 1996. Mr. Stokes joined Dreman Value Advisors, Inc. ("DVA"), the investment manager for the Fund, in April, 1996 and is currently a Managing Director of DVA. Prior thereto, he served as a portfolio manager of an unaffiliated investment management firm. Mr. Stokes received a B.S. degree in Finance from State University of New York at New Paltz. Mr. Stokes is a Chartered Financial Analyst. Information regarding Mr. Bertelsen appears in the prospectus under "Investment Manager and Underwriter."

ADMINISTRATIVE SERVICES

     As reflected under "Administrative Services" in the prospectus, Kemper Distributors, Inc. ("KDI"), the principal underwriter and administrator for each Fund, is paid an administrative service fee by the Fund of up to .25% of average daily net assets of Class A, B and C shares of the Fund. KDI then pays financial services firms a service fee at an annual rate of up to .25% of net assets of each such class of those accounts in the Fund that the firms maintain and service. In addition, KDI may, from time to time, from its own resources pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Fund.
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PURCHASE OF SHARES

     As reflected under "Purchase of Shares--Initial Sales Charge Alternative--Class A Shares" in the prospectus, Class A shares of a Fund may be purchased at net asset value to the extent that the amount invested represents the net proceeds from a redemption of shares of a mutual fund for which ZKI or an affiliate does not serve as investment manager ("non-Kemper fund") provided that certain conditions specified therein are satisfied including the condition that the investor has previously paid either an initial sales charge in connection with the purchase of the non-Kemper fund shares redeemed or a contingent deferred sales charge in connection with the redemption of the non-Kemper fund shares. KDI may in its discretion compensate firms for sales of Class A shares under this privilege at a commission rate of .50% of the amount of Class A shares of the Fund purchased.
     Class A shares of a Fund may be purchased at net asset value by: (a) any purchaser provided that the amount invested in such Fund or other Kemper Mutual Funds listed under "Special Features--Class A Share--Combined Purchases," totals at least $1,000,000 including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features"; or (b) a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) that is not sponsored by a K-12 school district, provided in each case that the plan has not fewer than 200 eligible employees (the "Large Order NAV Purchase Privilege"). Redemption within one year of shares purchased under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1%. Effective for shares purchased on or after June 17, 1996 under this privilege, in addition to the aforementioned 1% contingent deferred sales charge, a contingent deferred sales charge of .50% may be imposed upon redemption of such shares during the second year following the date of purchase. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Large Order NAV Purchase Privilege" in the prospectus for information on the calculation of the charge and waivers of the charge. In addition to the waivers set forth in the aforementioned section of the prospectus, the contingent deferred sales charge will be waived in connection with redemptions of shares purchased under the Large Order NAV Purchase Privilege by investors whose dealer of record at the time of investment notifies KDI that the dealer waives the commission for such purchase described in the following paragraph.
     In addition, as reflected under "Purchase of Shares--Initial Sales Charge Alternative--Class A Shares" in the prospectus, KDI may in its discretion compensate investment dealers or other financial services firms up to certain amounts in connection with the sale of Class A shares of the Fund at net asset value in accordance with the Large Order NAV Purchase Privilege. Effective for shares purchased on or after June 17, 1996 under this privilege, KDI may in its discretion compensate such firms up to the following amounts: 1.00% of the net asset value of shares sold on amounts up to $5 million, .50% on the next $45 million and .25% on amounts over $50 million. The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer sponsored employee benefit plans using the subaccount recordkeeping system made available through Kemper Service Company. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, KDI will consider the amount invested by a purchaser in the Fund and other Kemper Mutual Funds listed under "Special Features--Class A Shares--Combined Purchases" in the prospectus, including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features."
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     Class A shares of a Fund may be purchased at net asset value in any amount by certain professionals who assist in the promotion of Kemper Funds pursuant to personal services contracts with KDI, for themselves or members of their families. KDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of .50% of the amount of Class A shares purchased.
     KDI may from time to time, pay or allow to firms a 1% commission on the amount of shares of a Fund sold under the following conditions: (i) the purchased shares are held in a Kemper IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by Kemper Service Company, (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by KDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

DIVIDENDS AND TAXES

     Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the Shareholder requests that such policy not be applied to the Shareholder's account.
     When more than one shareholder resides at the same address, certain reports and communications to be delivered to such shareholders may be combined in the same mailing package, and certain duplicate reports and communications may be eliminated. Similarly, account statements to be sent to such shareholders may be combined in the same mailing package or consolidated into a single statement. However, a shareholder may request that the foregoing policies not be applied to shareholder's account.

REDEMPTION OR REPURCHASE OF SHARES

     If shares of a Fund to be redeemed were purchased by check or through EXPRESS-Transfer or Bank Direct Deposit, the Fund may delay transmittal of redemption proceeds until it has determined that collected proceeds have been received for the purchase of such shares, which may be up to 10 calendar days from receipt by the Fund of the purchase amount.

SPECIAL FEATURES

     The minimum and maximum amounts that may be redeemed under the EXPRESS-Transfer privilege are $100 and $50,000, respectively.

     The maximum amount that may be purchased under the EXPRESS-Transfer privilege or the Bank Direct Deposit privilege, or redeemed under the Systematic Withdrawal Program privilege, is $50,000.

     Shares of a Kemper Mutual Fund with a value in excess of $1,000,000, other than Kemper Cash Reserves Fund, acquired by exchange from another Kemper Mutual Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, direction or advice, including without limitation accounts administered by a financial services firm offering market timing, asset allocation or similar services.

December 27, 1996
KMF-1D                                           (LOGO)printed on recycled paper